ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2024
ACCOUNTS RECEIVABLE, NET
Schedule of accounts receivable, net

	As at December 31
	2023	2024	2024
	RMB	RMB	US$
Accounts receivable	1,554,658	1,526,275	209,099
Allowance for credit losses	(24,743)	(57,612)	(7,893)
Accounts receivable, net	1,529,915	1,468,663	201,206

Schedule of the movement in the allowance for doubtful accounts

	As at December 31
	2022	2023	2024	2024
	RMB	RMB	RMB	US$
Balance at the beginning of the year	32,265	47,962	24,743	3,390
Provision for expected credit losses	323,848	550,891	344,780	47,235
Write-offs charged against the allowance for credit losses *	(273,286)	(497,391)	(253,047)	(34,667)
Recoveries during the year	(34,865)	(76,719)	(58,864)	(8,065)
Balance at the end of the year	47,962	24,743	57,612	7,893
*	The decrease in write-off charged against the allowance for credit losses was mainly due to the Group's enhanced credit risk management for third-party customers and stricter customer selection.